Prospectus Supplement

(To Prospectus Supplement dated February 28, 2014 and

Base Prospectus dated February 28, 2014)

The Mexico Fund, Inc.

Common Stock

Pursuant to the equity distribution agreement, dated June 12, 2013, by and among The Mexico Fund, Inc. (the “Fund”), Impulsora Del Fondo Mexico, S.C., as the Fund’s investment adviser, and UBS Securities LLC (the “Manager”), which was filed as an exhibit to the Fund’s Registration Statement on Form N-2 (File No. 333-187869) filed with the Securities and Exchange Commission (the “SEC”), as amended, the Fund sold 77,664 shares (the “Shares”) of its common stock, par value $1.00 per share, through the Manager, acting as sales agent, during the fiscal quarter ended October 31, 2014 at an average sales price of $27.44 per share and for aggregate gross proceeds of approximately $2,130,987. The Fund’s aggregate net proceeds from such sales were approximately $2,103,898, after deducting related expenses, including commissions to the Manager of approximately $21,310.

The Fund’s common stock is listed and trades on the New York Stock Exchange, or the NYSE, under the symbol “MXF.” The last reported sale price of the Fund’s common stock on the NYSE on December 29, 2014 was $20.87 per share.

This prospectus supplement should be read in conjunction with, and may not be delivered or utilized without, the prospectus dated February 28, 2014 (the “Base Prospectus”) and the prospectus supplement dated February 28, 2014 (together with the Base Prospectus, the “Prospectus”).

Before buying any shares of the Fund’s common stock, you should carefully consider the risk factors described in “Risk Factors and Special Considerations” beginning on page 16 of the accompanying Base Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

UBS Investment Bank

This prospectus supplement is dated December 29, 2014